Prospectus Supplement	dated January 31, 2008 to:

PUTNAM VT CAPITAL OPPORTUNITIES FUND-Prospectus dated April 30, 2007

The section Who oversees and manages the funds? is supplemented to reflect that the members of the U.S. Small- and Mid-Cap Core Team primarily responsible for the day-to-day management of the fund's portfolio are now solely Joseph Joseph (Portfolio Leader), Randy Farina (Portfolio Member), John Ferry (Portfolio Member) and Franz Valencia (Portfolio Member).

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